UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2005

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

NAME OF REGISTRANT	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	I.R.S. EMPLOYER IDENTIFICATION NUMBER

EaglePicher Incorporated	Ohio	31-0268670

Carpenter Enterprises, Inc.	Michigan	38-2752092

Daisy Parts, Inc.	Michigan	38-1406772

Eagle-Picher Far East, Inc.	Delaware	31-1235685

EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662

EaglePicher Technologies, LLC	Delaware	31-1587660

EaglePicher Automotive, Inc.	Michigan	38-0946293

EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01(c). Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events.

     The registrant issued a press release dated March 31, 2005 announcing that it has posted certain questions submitted by investors following the registrant’s March 24, 2005 conference call and the registrant’s responses to such questions as well as a transcript of the teleconference.

     The questions and responses and transcript referenced above are attached as exhibits to this filing.

     The information being furnished under Section 8 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01(c). Exhibits

99.1	Questions and Responses

99.2	Transcript of Teleconference

99.3	Press Release dated March 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

EAGLEPICHER HOLDINGS, INC.
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

EAGLEPICHER INCORPORATED
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

CARPENTER ENTERPRISES, INC.
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

DAISY PARTS, INC.
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

EAGLEPICHER FAR EAST, INC.
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

EAGLEPICHER FILTRATION & MINERALS, INC.
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

EAGLEPICHER TECHNOLOGIES, LLC
By:	/s/ Shane Dryanski
	Name:	Shane Dryanski
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

EAGLEPICHER AUTOMOTIVE, INC.
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 31, 2005

EAGLEPICHER PHARMACEUTICAL SERVICES, INC.
By:	/s/ Thomas R. Pilholski
	Name:	Thomas R. Pilholski
	Title:	Vice President

Exhibit Index

99.1	Questions and Responses

99.2	Transcript of Teleconference

99.3	Press Release dated March 31, 2005.

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